Exhibit 99.1
Order by the United States Bankruptcy Court, District of Minnesota, Authorizing the Sale

IN THE UNITED STATES BANKRUPTCY COURT
DISTRICT OF MINNESOTA
In re: Dakota Arms, Inc., Debtor
Chapter 11 Case
Case No. BKY 06-41315

ORDER (1) AUTHORIZING THE SALE OF ASSETS FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES TO DAKOTA EQUITY LLC AND TECHNOLOGY FUNDING GROUP LLC PURSUANT TO 11 U.S.C. Sections 105(a), 363(b), (f) AND (m) AND 1146(c), AND FED. R. BANKR. P. 2002, 6004 AND 6006 IN ACCORDANCE WITH THE ASSET PURCHASE AGREEMENT; (II) APPROVING ASSUMPTION AND ASSIGNMENT OR REJECTION OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES; AND (III) APPROVING FORM AND MANNER OF NOTICE OF SALE

Upon the motion (the "Sale Motion")(Footnote 1) of Dakota Arms, Inc., Debtor and Debtor in possession herein (the "Debtor"), for the entry of an order (the "Sale Approval Order") pursuant to sections 105(a), 363(b), (f) and (m), 365 and 1146(c) of the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code") and Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") 2002, 6004 and 6006 (I) authorizing the sale of substantially all assets (collectively, the "Assets") of the Debtor ("Debtor" or "Dakota") to Dakota Equity LLC and Technology Funding Group LLC (together the "Buyer"), free and clear under section 363(f) of the Bankruptcy Code (the "Sale") in accordance with the Asset Purchase Agreement dated February 27, 2007 between Debtor and the Buyer (the "APA"), which was filed of record on February 27, 2007, as the same may have been amended thereafter prior to hearing on the Sale Motion; (II) authorizing and approving the assumption and assignment or rejection of certain executory contracts or unexpired leases; (III) approving the bidding procedures for sale and assignment; (IV) approving the form and manner of notice of the Sale; and (V) granting related relief; it appearing that proper and adequate notice of the Sale Motion has been given; it appearing that no other or further notice need be given; a final hearing on the Sale Motion having been held before this Court on February 28, 2007 (the "Sale Hearing"); all objections raised to the Sale having been resolved, overruled or withdrawn; the Court having heard argument against and in support of the approval of the Sale of Assets and upon such argument, the Sale Motion, all prior proceedings held in the Debtor's case, the arguments of counsel and the record of the Sale Hearing; and after due deliberation thereon and good cause appearing therefor;

IT IS HEREBY FOUND AND DETERMINED THAT:

A. This Court has jurisdiction to hear and determine the Sale Motion pursuant to 28 U.S.C. Sections 157 and 1334 and Local Rule 1070-1.

B. Determination of the Sale Motion is a core proceeding under 28 U.S.C.
Section 157(b)(2)(A) and (N). The statutory predicates for the relief requested herein are sections 105(a), 363(b), (f) and (m), 365 and 1146(c) of the Bankruptcy Code and Bankruptcy Rules 2002, 6004 and 6006.

C. An initial hearing on the Sale Motion was held by this Court on January 10, 2007, and on that date the Court entered an Order (I) Authorizing Sale of Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (II) Authorizing the Assumption and Assignment or Rejection of Leases and Executory Contracts, (III) Approving Bidding Procedures For Sale and Assignment, (IV) Approving Form and Manner of Notice of Sale, and (V) Scheduling Hearing on Approval of Sale and Assignment (the "Sale Procedures Order").

D. On January 11, 2007, the Debtor served the Notice of Sale and Bidding Procedures on all creditors, equityholders and other parties in interest and gave other and further notice as is set forth in certificates of service which are of record. Based upon the foregoing and the certificates of service filed with the Court, due, proper, timely, adequate and sufficient notice of the Sale Motion, the initial hearing on the Sale Motion, the Sale Hearing, the Sale of the Assets, the proposed assumption and assignment of the Assumed Contracts and the proposed rejection of the Rejected Contracts has been provided in accordance with section 102(1), section 363(b) and section 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006, 9007 and 9008, and no other or further notice of the Sale Motion, the final Sale Hearing, the Sale of the Assets, the entry of this Sale Approval Order, and except as provided herein, the proposed assumption and assignment of the Assumed Contracts and the proposed rejection of the Rejected Contracts is required or necessary.

E. All parties in interest, including, without limitation, all parties who claim an interest in or Lien (as defined in the APA) upon the Assets, all shareholders of Debtor who have, or as a result of the Sale of Assets may have, claims, contingent or otherwise against Debtor, have been given a reasonable opportunity to object and be heard, regarding the relief requested in the Sale Motion. All objections to the Sale Motion were resolved, withdrawn or overruled at the Sale Hearing.

F. Pursuant to the Sale Procedures Order, Debtor timely received one Qualified Bid on February 21, 2007 through its investment banker, Alliance Management, Inc. ("Alliance"). That offer from the Buyer constitutes the highest and best offer for the Assets.

G. The purchase price set out in the APA is fair and reasonable, and constitutes reasonable consideration and reasonably equivalent value under the Bankruptcy Code and applicable state law. Approval of the APA and the Sale of the Assets in accordance with this Order and the APA is in the best interests of the Debtor's estate and its creditors.

H. The Debtor has demonstrated good, sufficient and sound business purposes for the Sale of the Assets pursuant to section 363(b) of the Bankruptcy Code outside of a plan of reorganization and, in that, among other things:
    a. The Purchase Price for the Assets will yield a return to the estate and creditors;
    b. A sale should be accomplished quickly because the value of the Assets as a going concern has been shown to be decreasing during the time it would otherwise take to propose and confirm a plan of reorganization, due in part to the continuing need for significant infusion of capital to meet ordinary operating expenses;
    c. Claims against the Debtor's estate, some of which would have administrative priority, will be minimized as a result of the prompt consummation of the Sale. The Buyer will be assuming a significant amount of Assumed Liabilities. To the extent that the Buyer assumes the Assumed Liabilities, the holders of such Assumed Liabilities will have no further recourse against the Debtor or its estate and the rights of the holders of such claims to pursue the Debtor or the estate for liability arising from such Assumed Liabilities will be extinguished.
    d. Consummation of the Sale results in retention of jobs, including health and retirement benefits, for between 40 and 45 employees in the Sturgis, SD area; and the payment of significant post-petition claims of vendors, some of which are small, family businesses that depend on sales to Dakota Arms for their ongoing operation; and the completion of orders for numerous customers who have paid advance deposits.

I. The Debtor is authorized and directed to sell and transfer the Assets free and clear of all Interests (as that term is defined in paragraph 8 hereof) because, as required by section 363(f) of the Bankruptcy Code, the Debtor has satisfied at least one of the following conditions:
    (1) applicable non-bankruptcy law permits the Sale of the Assets free and clear of such interests;
    (2) such person or entity holding a Claim has consented;
    (3) such Claim is a lien and the price at which such Assets are to be sold is greater than the aggregate value of all liens on such Assets;
    (4) such Claim is in bona fide dispute; or
    (5) such entity holding a Claim could be compelled, in a legal or equitable proceeding, to accept a money satisfaction of such interest.

J. The APA was negotiated, proposed and entered into by the parties in good faith, from arm's length bargaining positions and without collusion. The Buyer is a good faith purchaser under section 363(m) of the Bankruptcy Code and, as such, the Buyer is entitled to the protections afforded thereby.

K. Alliance acted as the Debtor's broker and agent for the Sale of the Assets. To the extent that Alliance is entitled to any fees, Buyers shall not be liable in any way. The Debtor and its estate shall be solely liable to Alliance for any such fees.

L. In the absence of a stay pending appeal, if any, if the Closing occurs at any time after entry of this Sale Approval Order, then, with respect to the APA, the Buyer, as a purchaser in good faith of the Assets, shall be entitled to the protections of section 363(m) of the Bankruptcy Code if this Sale Approval Order or any authorization contained herein is reversed or modified on appeal.

M. Effective as of the Closing, the transfer of the Assets is or will (i) be legal, valid and effective transfers of property of the Debtor's estate to the Buyer, as more particularly set forth in the APA, and (ii) vest the Buyer with all right, title, and interest of the Debtor and the Debtor's estate in and to the Assets free and clear of interests (as defined in Paragraph 8 herein) under sections 363(f) and 105 of the Bankruptcy Code.

N. Unless such liabilities constitute Assumed Liabilities of the Buyer pursuant to the APA or this Sale Approval Order, the transfer of the Assets does not and will not subject the Buyer to any liability for Interests (as defined in Paragraph 8 herein) against the Debtor or the estate by reason of such transfer of the Assets, and the Assets will be transferred free and clear of all such Interests.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

General Provisions

1. The Sale Motion is hereby granted in all respects, as further described herein.

2. All objections to the Sale Motion or the relief requested therein that have not been withdrawn, waived, or settled, including all reservations of rights included therein, which are not otherwise provided for by this Sale Approval Order, are overruled on the merits.

Approval of the APA

3. Each and every term of the APA, (filed as an exhibit with the Bankruptcy Court) is hereby approved.

4. The Sale of the Assets to Buyer pursuant to the APA is hereby authorized under section 363(b) of the Bankruptcy Code and the entry of the Debtor into the APA is hereby approved.

5. The Debtor, through any corporate officer, is authorized and directed to execute and deliver, and empowered to fully perform under, consummate and implement, the APA, together with all additional instruments and documents that may be reasonably necessary or desirable to implement such agreements, and to take all further actions as may be reasonably requested by the Buyer for the purpose of conveying to the Buyer, or reducing to possession, any or all of the Assets, including effectuating amendments to the APA in furtherance thereof.

6. The Debtor is hereby authorized to enter into an amended Debtor in Possession Loan Agreement that provides for a carve-out from the funds to be repaid to the DIP lenders at Closing in an amount sufficient to pay allowed fee and expense claims of Chapter 11 estate professionals through the date of Closing (the "Chapter 11 Professional Fees") and United States Trustee fees, which amount may be adjusted by the parties as such fee and expense claims are allowed. Funds subject to the carve-out shall be held in a trust account by counsel for the Debtor pending allowance of the Chapter 11 Professional Fees.

7. On the Closing Date, the Debtor is hereby authorized to, in its discretion, pay to the DIP lender the balance of the then-outstanding DIP loan, less a sum sufficient to cover the carve-out described in paragraph 6 above and the minimum sum of $75,000 payable to the estate. Upon determination and payment of the full amount of the Chapter 11 Professional Fees, the Debtor is authorized to pay to the DIP lender any funds remaining in the above-referenced trust account.

Transfer of the Assets

8. Pursuant to 11 U.S.C. Sections 105(a), 363(b) and 363(f)(3), the Assets shall be transferred to the Buyer, in accordance with the APA and except for the Assumed Liabilities, free and clear of all interests in the Assets of any entity other than the estate, to the fullest extent allowed under section 363(f) and all other provisions of the Bankruptcy Code ("Interests"). All such Interests released, terminated and discharged as to the Assets shall attach to the sale proceeds with the same validity, force and effect which they now have as against the Debtor, the estate or the Assets. If the proposed Sale fails to close for any reason, then Interests shall continue against the Assets unaffected by this Sale Approval Order.

9. The transfer of the Assets to the Buyer pursuant to the APA constitutes a legal, valid and effective transfer of the Assets, and shall vest the Buyer with all right, title, and interest of the Debtor and the estate in and to the Assets free and clear of all Interests, other than the Assumed Liabilities. The Buyer shall have any and all rights, claims, defenses and offsets held by Debtor and its estate with respect to Assumed Liabilities.

Additional Provisions

10. The transaction contemplated by the APA is undertaken by the Buyer in good faith and the Buyer is a purchaser in good faith, as that term is used in section 363(m) of the Bankruptcy Code. Accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the Sale shall not affect the validity of the Sale to the Buyer, unless such authorization is duly stayed pending such appeal, and the Buyer is entitled to all of the protections afforded by section 363(m) of the Bankruptcy Code.

11. The consideration provided by the Buyer for the Assets under the APA shall be deemed to constitute reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession or the District of Columbia.

12. The Buyer shall have no liability or responsibility for any liability or other obligation of the Debtor or the estate arising under or related to the Assets other than for the Assumed Liabilities and for payment of the Purchase Price.

13. Subject to the APA, this Sale Approval Order (a) is and shall be effective as a determination that, at Closing, all Interests (except Assumed Liabilities) existing as to the Assets prior to the date of the Closing have been and hereby are unconditionally released, discharged and terminated as to the Assets, and that the conveyance described in this Sale Approval Order has been effected,
(b) is and shall be effective to cause all Interests (except Assumed Liabilities) to attach to and be perfected in the proceeds of the Sale of the Assets, in the order of their priority, with the same validity, force and effect which they now have as against the Assets, without the need to file any financing statements or other evidence of perfection, and (c) is and shall be binding upon and govern the acts of all entities.

14. This Court retains exclusive jurisdiction to (i) enforce and implement the terms and provisions of the APA, all amendments thereto, any waivers and consents thereunder, and each of the agreements executed in connection therewith, (ii) compel delivery of the Assets to the Buyer, (iii) resolve any disputes arising under or related to the APA and related agreements, except as otherwise provided therein, (iv) enjoin the assertion of any Interests against the Buyer or the Assets, and (v) interpret, implement and enforce the provisions of this Sale Approval Order.

15. As of the Closing, all agreements and all orders of this Court entered prior to the date hereof shall be deemed amended or modified solely to the extent required to permit the consummation of the transactions contemplated by this Sale Approval Order and the APA.

16. Nothing contained (i) in any plan of reorganization (or liquidation) confirmed in the Chapter 11 Case, (ii) the order of confirmation confirming any plan of reorganization (or liquidation), (iii) any order dismissing the Chapter 11 Case or converting it to a chapter 7 liquidation or (iv) any order appointing an examiner or trustee in the Chapter 11 Case shall conflict with or derogate from the provisions of the APA or the terms of this Sale Approval Order.

17. The terms and provisions of the APA, together with the terms and provisions of this Sale Approval Order, shall be binding in all respects upon, and inure to the benefit of, the Buyer, the Debtor, the Debtor's estate, any of Debtor's affiliates, successors and assigns, the Debtor's creditors, equityholders, and third parties, including, but not limited to persons asserting an Interest in the estate or any of the Assets to be sold to the Buyer pursuant to the APA or any persons that are party to any Assumed Contract, and their respective successors and assigns. If a trustee or examiner is subsequently appointed in the Chapter 11 Case, such trustee or examiner shall likewise be bound, in all respects, to the terms and provisions of this Sale Approval Order.

18. The APA and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement is not material.

Assumption and Assignment or Rejection of Executory Contract and Leases

19. Within five days of the entry of this Sale Approval Order, any counterparty to an executory contract or unexpired lease objecting to the assumption and assignment of the Assumed Contracts and rejection of the Rejected Contracts shall file such objection.

20. Should a counterparty timely object, Debtor shall schedule and give notice of a hearing to approve the assumption and assignment of an Assumed Contract or rejection of a Rejected Contract.

21. With respect to any Assumed Contract as to which a counterparty to such contract fails to timely file an objection, the Debtor is authorized and directed to assume and assign to Buyer the Assumed Contract, subject to the Buyer's rights under paragraph 23 below, without further order of this Court, and Debtor has no obligation to provide adequate assurance of future performance pursuant to 11 U.S.C. Section 365(a).

22. With respect to any Rejected Contract as to which a counterparty to such contract fails to timely file an objection, the Rejected Contract is deemed rejected as of the date of this Sale Approval Order pursuant to 11 U.S.C.
Section 365(a) without further order of this Court.

23. The assumption and assignment or rejection of any contract as provided herein is subject to the Buyer's right to reject any contract up to thirty days after Closing. In the event that the Buyer elects to reject any such contracts, Debtor shall provide the counterparties to those contracts notice of motion to approve the rejection.

Effective Date of Order

24. Notwithstanding Bankruptcy Rules 6004(h) and 6006(d), and as provided by Bankruptcy Rule 7062, this Sale Approval Order shall be effective and enforceable immediately upon entry.

Dated: February 28, 2007         /e/ Robert J. Kressel
                                 -------------------------------
                                 Hon. Robert J. Kressel
                                 United States Bankruptcy Judge

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Footnote

1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sale Motion. If the capitalized terms are not defined in the Sale Motion, they shall have the meanings ascribed to them in the APA (as defined herein).